SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 1998

                          Block Mortgage Finance, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



          333-14041                                      43-1758633
  (Commission File Number)                   (IRS Employer Identification No.)

4435 Main Street, Suite 500, Kansas City, Missouri                      64111
     (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (816) 435-5000



                                 Not applicable
          (Former name or former address, if changed since last report)









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ITEM 7.    FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL  INFORMATION
           AND EXHIBITS

Exhibit 24 Consent of Independent Accountants







                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BLOCK MORTGAGE FINANCE, INC., as
                              Registrant

Date: July 21, 1998           By:   /s/ Bret G. Wilson
                              Bret G. Wilson, President














                                       2

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                                  EXHIBIT INDEX

      Exhibit No.                              Description
      -----------                              -----------


      24                            Consent of Independent Accountants